Exhibit 23.10

Letterhead of Resource Development Inc.

CONSENT OF DEEPAK MALHOTRA

The undersigned, Deepak Malhotra, hereby states as follows:

I, Deepak Malhotra assisted with the preparation of the “Technical Report, Preliminary Assessment, Long Valley Project, Mono County, California, USA” dated January 9, 2008, (the “Technical Report”) for Vista Gold Corp. (the “Company”) portions of which are summarized (the “Summary Material”) in this Annual Report on Form 10-K for the year ended December 31, 2011 (the “Form 10-K”).

I, Deepak Malhotra hereby consent to the Summary Material in the Form 10-K and to the incorporation by reference in the Company’s Registration Statements on Form S-3 (Nos. 333-132975, 333-136980. 333-158633, and 333-172820) and any amendments thereto, and in the related Prospectuses, and in the Company’s Registration Statements on Form S-8 (Nos. 333-105621, 333-134767, 333-153019, 333-176792) of the Summary Material concerning the Technical Report, including the reference to the Long Valley Gold Project included with such information, as set forth above in the Form 10-K.

By:	/s/ Deepak Malhotra
Name:	Deepak Malhotra
Title:	President, Resource Development Inc

Date: March 12, 2012

11475 West 1-70 Frontage Road North Wheat Ridge, Colorado 80033

OFFICE (303) 422-1176 • FAX (303) 424-8580

Letterhead of Resource Development Inc.

CONSENT OF DEEPAK MALHOTRA

The undersigned, Deepak Malhotra, hereby states as follows:

I, Deepak Malhotra assisted with the preparation of the ““Feasibility Study Update, NI 43-101 Technical Report, Vista Gold Corp., Paredones Amarillos Gold Project, Baja California Sur, Mexico” dated September 1, 2009, (the “Technical Report”) for Vista Gold Corp. (the “Company”), portions of which are summarized (the “Summary Material”) in this Annual Report on Form 10-K for the year ended December 31, 2011 (the “Form 10-K”).

I, Deepak Malhotra hereby consent to the Summary Material in the Form 10-K and to the incorporation by reference in the Company’s Registration Statements on Form S-3 (Nos. 333-132975, 333-136980, 333-158633, and 333-172820) and any amendments thereto, and in the related Prospectuses, and in the Company’s Registration Statements on Form S-8 (Nos. 333-105621, 333-134767, 333-153019, 333-176792) of the Summary Material concerning the Technical Report, including the reference to Paredones Amarillos Gold Project (since renamed the Concordia Gold Project included with such information, as set forth above in the Form 10-K.

By:	/s/ Deepak Malhotra
Name:	Deepak Malhotra
Title:	President, Resource Development Inc.

Date: March 12, 2012

11475 West 1-70 Frontage Road North Wheat Ridge, Colorado 80033

OFFICE (303) 422-1176 • FAX (303) 424-8580

Letterhead of Resource Development Inc.

CONSENT OF DEEPAK MALHOTRA

The undersigned, Deepak Malhotra, hereby states as follows:

I, Deepak Malhotra assisted with the preparation of the “NI 43-101 Technical Report, Resource Update, Mt. Todd Gold Project, Northern Territory, Australia” effective date September 6, 2011, issue date October 19, 2011, (the “Technical Report”) for Vista Gold Corp. (the “Company”) portions of which are summarized (the “Summary Material”) in this Annual Report on Form 10-K for the year ended December 31, 2011 (the “Form 10-K”).

I, Deepak Malhotra hereby consent to the Summary Material in the Form 10-K and to the incorporation by reference in the Company’s Registration Statements on Form S-3 (Nos. 333-132975, 333-136980, 333-158633, and 333-172820) and any amendments thereto, and in the related Prospectuses, and in the Company’s Registration Statements on Form S-8 (Nos. 333-105621, 333-134767, 333-153019, 333-176792) of the Summary Material concerning the Technical Report, including the reference to the Mt. Todd Gold Project included with such information, as set forth above in the Form 10-K.

By:	/s/ Deepak Malhotra
Name:	Deepak Malhotra
Title:	President, Resource Development Inc.

Date: March 12, 2012

11475 West 1-70 Frontage Road North Wheat Ridge, Colorado 80033

OFFICE (303) 422-1176 • FAX (303) 424-8580